UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 13, 2004

                                Ramp Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               0-24768                                        84-1123311
       (Commission File Number)                            (I.R.S. Employer
                                                         Identification Number)


                                 (212) 440-1500
              (Registrant's Telephone Number, Including Area Code)

      33 Maiden Lane, New York, NY                                      10038
(Address of Principal Executive Offices)                              (Zip Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

      In October, 2004, Ramp Corporation (the "Company") entered into a letter agreement with two of its existing convertible noteholders, Willow Bend Management Ltd. and Cottonwood Ltd., with respect to the reduction of the exercise price of outstanding warrants to purchase an aggregate of 37,470,584 shares of common stock, par value $.001 per share ("Common Stock"), from prices ranging from $0.11 to $0.40, to $.0325 cents per share. In connection with the exercise of warrants to purchase an aggregate of 25,262,096 shares of Common Stock, the noteholders agreed to a reduction of principal amount of outstanding notes in the aggregate amount of $571,000 and to pay cash proceeds to the Company in the aggregate amount of $250,000. The text of each of the letter agreements is filed as Exhibits 99.1 and 99.2, respectively, hereto.

      In October, 2004, the Company entered into a letter agreement with an existing convertible noteholder, Hilltop Services Ltd., with respect to the reduction of the exercise price of outstanding warrants to purchase an aggregate of 17,129,416 shares of Common Stock, from prices ranging from $0.11 to $0.40, to $.0325 cents per share. In connection with the exercise of warrants to purchase an aggregate of 12,631,048 shares of Common Stock, the noteholder agreed to a reduction of principal amount of outstanding notes in the aggregate amount of $410,509. The text of the letter agreement is filed as Exhibit 99.3 hereto.

      A copy of the Company's press release issued to announce the entering into the aforementioned agreements is filed as Exhibit 99.4 hereto.

 Item 9.01      Financial Statements and Exhibits

 (c) Exhibits

      99.1 Letter Agreement, dated October 6, 2004, by and between the Company and Willow Bend Management Ltd.

      99.2 Letter Agreement, dated October 6, 2004, by and between the Company and Cottonwood Ltd.

      99.3 Letter Agreement, dated October 12, 2004, by and between the Company and Hilltop Services Ltd.

      99.4  Press Release of the Company, dated October 19, 2004.

                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on October 19, 2004.

                                        RAMP CORPORATION

                                        /s/ Andrew Brown
                                        ----------------------------------------
                                        By:  Andrew Brown
                                        Its: Chief Executive Officer


Date: October 19, 2004